PROMISSORY NOTE

Effective Date:  December 1, 1999


1.   Parties
          "Borrower" means James H. Long, and the person's successors and assigns. "Lender" means Allstar Systems, Inc. and its successors and assigns.

2.   Borrower's Promise To Pay; Interest
          In return for a loan received from Lender, Borrower promises to pay the principal sum of Three Hundred Thirty-five Thousand, Five Hundred Fifty-one and Fourteen /100 Dollars (U.S. $335,551.14), plus interest, to the order of the Lender. Interest will be charged on the unpaid principal, from the date hereof, at the rate nine percent (9%) per annum until the full amount of the principal has been paid. Such interest shall be computed on the basis of a 360 day year consisting of twelve thirty day months.

3.   Manner Of Payment

     (A)  Time
          On the first day of each month beginning on January 1, 2000 Borrower shall make equal monthly installments of principal and interest in an amount equal to that installment of Six Thousand, Nine Hundred Sixty-five and forty-nine/100 Dollars (U.S $6,965.49) which will amortize to loan over Sixty
(60) equal monthly installments of principal and interest. Any principal and interest remaining on the first day of December 1, 2004 , will be due on that date, which is called the "Maturity Date"

     (B)  Place

          Payment shall be made at Allstar Systems, Inc., 6401 Southwest Freeway, Houston, Texas 77074 or such other place as Lender may designate in writing by notice to the Borrower.

4.   Borrower's Right to Prepay

          Borrower has the right to pay the debt evidenced by this Note, in whole or in part, without charge or penalty, on the first day of any month.

5.   Borrower's Failure To Pay

     (A)  Late Charge for Overdue Payments
          If Lender has not received the full monthly payment required by the Security Instrument, as described in Paragraph 3 of this Note by the end of the fifteen calendar days after the payment is due, Lender may collect a late charge in the amount of five per cent (5%) of the overdue amount of each payment.

     (B)  Default
          If Borrower defaults by failing to pay in full any monthly payment, then Lender may require immediate payment in full of the principal balance remaining due and all accrued interest. Lender may choose not to exercise this option without waiving its rights in the event of any subsequent default


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     (C)  Payment of Costs and Expenses
          If Lender has required immediate payment in full, as described above, Lender may require Borrower to pay costs and expenses including reasonable and customary attorney's fees for enforcing this Note. Such fees and costs shall bear interest from the date of disbursement at the same rate as the principal of this Note.

6.  Waivers

          Borrower and any other person who has obligations under this Note waive the rights of presentment and notice of dishonor. "Presentment" means the right to require Lender to demand payment of amounts due. "Notice of dishonor" means the right to require Lender to give notice to other persons that amounts due have not been paid.

7.  Giving Of Notices

          Unless applicable law requires a different method, any notice that must be given to Borrower under this Note will be given by delivering it or mailing it by first class mail to Borrower at the property address above or at a different address if Borrower has given Lender a notice of Borrower's different address.

          Any notice that must be given to Lender under this Note will be given by first class mail to Lender at the address stated in Paragraph 4(B) or at a different address if Borrower is given a notice of that different address.

8.  Obligations Of Persons Under This Note

          If more than one person signs this Note, each person is fully responsible and personally obligated to keep all of the promises made in this Note, including the promise to pay the full amount owed. Any person who is a grantor, surety or endorser of this Note is also obligated to do these things. Any person who takes over these obligations, including the obligations of a guarantor, surety or endorser of this Note, is also obligated to keep all of the promises made in this Note. Lender may enforce its rights under this Note against each person individually or against all signatories together. Any one person signing this Note may be required to pay all of the amounts owed under this Note.

          BY SIGNING BELOW, Borrower accepts and agrees to the terms and covenants contained in this Note.



---------------------------------           ----------------------------------
                Witness Signature           Borrower Signature

_________________________________           James H. Long
                   Witness Name             Borrower Name

_________________________________           as of  December 1, 1999_________
                          Date              Date